EXHIBIT 99.1

                  BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-KSB of BestNet Communications Corp. (the "Company") for the fiscal year ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Blanchard, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ ROBERT A. BLANCHARD
-----------------------------
Robert A. Blanchard
President and Chief Executive Officer
November 27, 2002
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                  BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-KSB of BestNet Communications Corp. (the "Company") for the fiscal year ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul H. Jachim, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ PAUL H. JACHIM
------------------------
Paul H. Jachim
Chief Financial Officer and Chief Operating Officer
November 27, 2002